91003-P2 03/24

LEGG MASON PARTNERS INVESTMENT TRUST

SUPPLEMENT DATED MARCH 22, 2024

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED JANUARY 31, 2024 OF

FRANKLIN GLOBAL DIVIDEND FUND (the “fund”)

As previously disclosed on February 9, 2024, the fund is expected to cease operations pursuant to the liquidation of the fund on or about April 12, 2024. The fund expects to forgo the regular quarterly distribution of its net investment income that was previously scheduled as of March 28, 2024. Instead, any such income will be included as part of the liquidating distribution that will be paid by the fund after it ceases operations on or about April 12, 2024 or as part of redemption or exchange proceeds for any investors who redeem or exchange fund shares prior to the liquidation date.

Please retain this supplement for future reference.